                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): June 15, 2000




                               KINETIKS.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                         0-27418                76-0478045
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)




        10055 Westmoor Drive
           Westminster, CO                                           80021
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (303) 543-1408
                                                    --------------

ITEM 5.  OTHER EVENTS.

         On July 5, 2000, Kinetiks.com, Inc. (the "Company"), issued a press release announcing that Jon V. Ludwig, the President and Chief Executive Officer of the Company, surrendered 250,000 shares of preferred stock of the Company, $.001 par value per share ("the "Preferred Stock") for cancellation by the Company. Mr. Ludwig was the only holder of the Preferred Stock prior to the surrender of the shares. The Preferred Stock entitled Mr. Ludwig to 50 votes for each share of Preferred Stock held by him and was convertible at a rate of 50 to 1 into the Company's Common Stock. Mr. Ludwig received no consideration in connection with the cancellation of the Preferred Stock. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  See Exhibit Index attached hereto.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact may constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "Kinetiks.com," "company," "we," "our" and "us" refer to Kinetiks.com., Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company, its directors or its officers. You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors, including those identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             KINETIKS.COM, INC.



                                             By: /s/Paul Thomas
                                                 -----------------------
                                                 Paul Thomas
                                                 Chief Financial Officer



Dated: July 26, 2000

                                  EXHIBIT INDEX

Exhibit
Number         Exhibit Description
-------        -------------------

 99.1 Press Release dated July 5, 2000 announcing the surrender of Preferred Stock by Jon V. Ludwig, the Company's President and Chief Executive Officer.